EXHIBIT 10.04-02

FOUR CORNERS PROJECT

OPERATING AGREEMENT

AMENDMENT NO. 12

AMONG

ARIZONA PUBLIC SERVICE COMPANY

EL PASO ELECTRIC COMPANY

PUBLIC SERVICE COMPANY OF NEW MEXICO

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

SOUTHERN CALIFORNIA EDISON COMPANY

TUCSON ELECTRIC POWER COMPANY

Executed Original

February 3, 2000

FOUR CORNERS PROJECT

OPERATING AGREEMENT

AMENDMENT NO. 12

1	PARTIES:

The parties to this Amendment No. 12 to the Four Corners Project Operating Agreement are: ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (hereinafter referred to as “Arizona”); EL PASO ELECTRIC COMPANY, a Texas corporation (hereinafter referred to as “El Paso”); PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (hereinafter referred to as “New Mexico”); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district, organized and existing under the laws of the State of Arizona (hereinafter referred to as “Salt River Project”); SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (hereinafter referred to as “Edison”); and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation, formerly known as Tucson Gas & Electric Company (hereinafter referred to as “Tucson”), (collectively hereinafter referred to as the “Participants”).

2	RECITALS:

This Amendment No. 12 is made with reference to the following facts, among others:

2.1	As of May 15, 1969, the Participants entered into the Four Corners Project Operating Agreement, which has since been amended by Amendment Nos. 1 through 10 (as so amended hereinafter referred to as the “Operating Agreement”).

2.2	The Participants wish to amend the Operating Agreement in order to:

2.2.1	Revise Sections 5.56, 7.3, 8.1 and 8.3, and 9.1 and 9.3 to allow Participants to vote only on actions involving that portion of the Four Corners Project in which such Participants have an ownership interest; and

2.2.2	Revise Section 27 to permit the Coordination Committee to appoint a switchyard operating agent to assume the duties of the Operating Agent with respect to the Switchyard Facilities.

3	AGREEMENT:

In consideration of the mutual benefits to be derived from this Amendment No. 12, the Participants agree as follows:

4	EFFECTIVE DATE:

This Amendment No. 12 shall be effective upon the date when executed by all of the Participants.

5	DEFINITIONS

Section 5.56 of the Operating Agreement is amended to read as follows:

5.56	PARTICIPANT(S)

One or more entities, including Arizona, El Paso, New Mexico, Salt River Project, Edison and Tucson, with an ownership interest in the Four Corners Project. Except with respect to any rights, benefits, duties, or obligations expressly provided for in any Project Agreement, a Participant’s rights, benefits, duties, and obligations under this Agreement are expressly limited to those rights, benefits, duties, and obligations involving that portion of the Four Corners Project in which the Participant has an ownership interest.

6	COORDINATION COMMITTEE:

Section 7.3 of the Operating Agreement is amended to read as follows:

7.3	The Coordination Committee shall have no authority to modify any provisions of the Project Agreements. Any action or determination of the Coordination Committee shall require an affirmative vote of all Participants, acting through their respective representatives, having an ownership interest in that portion of the Four Corners Project that is the subject matter of the action or determination. Only those Participants having an ownership interest in the portion of the Four Corners Project that is the subject matter of an action or determination may participate in the discussions relating to such action or determination; provided, however, that this restriction shall apply only when required by a regulatory authority with jurisdiction over the Participant(s), an applicable code of conduct, or a Participant’s reasonable competitive concerns.

7	ENGINEERING AND OPERATING COMMITTEE:

Sections 8.1 and 8.3 of the Operating Agreement are amended to read as follows:

8.1	The Engineering and Operating Committee, established in accordance with Section 21.2 of the Construction Agreement, shall be and remain in existence during the term of this Operating Agreement; provided, however, that any action or determination of the Engineering and Operating Committee shall require an affirmative vote of all Participants, acting through their respective representatives, that have an ownership interest in that portion of the Four Corners Project that is the subject matter of the action or determination. Only those Participants having an ownership interest in that portion of the Four Corners Project that is the subject matter of an action or determination may participate in the discussions relating to such action or determination; provided, however, that this restriction shall apply only when required by a regulatory authority with jurisdiction over the Participant(s), an applicable code of conduct, or a Participant’s reasonable competitive concerns.

8.3	The Engineering and Operating Committee shall have no authority to modify any of the provisions of this Operating Agreement.

8	AUDITING COMMITTEE

Sections 9.1 and 9.3 of the Operating Agreement are amended to read as follows:

9.1	The Auditing Committee, established in accordance with Section 21.7 of the Construction Agreement, shall be and remain in existence during the term of this Operating Agreement; provided, however, that any action or determination of the Auditing Committee shall require an affirmative vote of all Participants, acting through their respective representatives, that have an ownership interest in that portion of the Four Corners Project that is the subject matter of the action or determination. Only those Participants having an ownership interest in that portion of the Four Corners Project that is the subject matter of an action or determination may participate in the discussions relating to such action or determination; provided, however, that this restriction shall apply only when required by a regulatory authority with jurisdiction over the Participant(s), an applicable code of conduct, or a Participant’s reasonable competitive concerns.

9.3 The Auditing Committee shall have no authority to modify any of the provisions of this Operating Agreement.

9	REMOVAL OF OPERATING AGENT:

Section 27.3 of the Operating Agreement shall be renumbered Section 27.4 and a new Section 27.3 is inserted to read as follows:

If the Coordination Committee determines that Units 4 and 5, the Common Facilities, and Related Facilities should be operated separately from the Switchyard Facilities, the Coordination Committee may appoint a switchyard operating agent to maintain and operate the Switchyard Facilities, in which event the Coordination Committee shall determine which of the duties and responsibilities of the Operating Agent described in Section 6, pertaining to the Switchyard Facilities, shall become the responsibility of the switchyard operating agent, and the Operating Agent shall be relieved of those duties and responsibilities. Such a division of operating and maintenance responsibilities shall be memorialized in a Four Corners switchyard facilities operating agreement among those Participants owning undivided interests in the Switchyard Facilities.

10	EXECUTION BY COUNTERPARTS:

This Amendment No. 12 may be executed in any number of counterparts, and upon execution by all Participants, the counterparts shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 12 may be detached from any counterpart of this Amendment No. 12 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment No. 12 identical in form hereto but having attached to it one or more signature pages.

11	EFFECT OF AMENDMENTS:

Except as specifically amended herein, this Operating Agreement, as previously amended, shall remain in full force and effect.

12	SIGNATURE CLAUSE:

The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 12 on behalf of the Participant for whom they sign. This Amendment No. 12 is hereby executed as of this 3rd day of February, 2000.

ARIZONA PUBLIC SERVICE COMPANY

By	/s/ John Denman
Its	Vice President Fossil
EL PASO ELECTRIC COMPANY

By	/s/ John C. Horne
Its	Vice President – Generation

PUBLIC SERVICE COMPANY OF NEW MEXICO

	By	/s/ Patrick Goodman
	Its	Vice President Power Production

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN	By	/s/ William P. Schroder

/s/ Terrill A. Lonon	Its	President

SOUTHERN CALIFORNIA EDISON COMPANY

	By	/s/ Harold B. Ray
	Its	Executive Vice President

TUCSON ELECTRIC POWER COMPANY

	By	/s/ Thomas A. Delawder
	Its	Vice President, Energy Sources